UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2009

PC GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12991	11-2239561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Fifth Avenue, Suite 2201, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212 687-3260

Langer, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On July 14, 2009, at the Company’s 2009 Annual Meeting of Stockholders (“2009 Annual Meeting”), the stockholders of the Company approved a proposal to amend the Company’s Certificate of Incorporation to change the Company’s name from Langer, Inc. to “PC Group, Inc.” At the 2009 Annual Meeting, the stockholders of the Company also approved a proposal to reduce the number of authorized shares of capital stock from 50,250,000 to 25,000,000.

The proposal to amend the Company’s Certificate of Incorporation to change the Company’s name is further described in the Proxy Statement for the 2009 Annual Meeting under the heading “Proposal 2 – Approval and Adoption of an Amendment to the Company’s Certificate of Incorporation to Change the Company’s Name from Langer, Inc. to ‘PC Group, Inc.’” and the description is incorporated by reference herein.

The proposal to amend the Company’s Certificate of Incorporation to decrease the number of authorized shares of capital stock of the Company from 50,250,000 to 25,000,000 is further described in the Proxy Statement for the 2009 Annual Meeting under the heading “Proposal 3 – Approval and Adoption of an Amendment to the Company’s Certificate of Incorporation to Decrease the Number of Authorized Shares of Stock” and the description is incorporated by reference herein.

On July 23, 2009, the Company filed an amendment to the Company’s Certificate of Incorporation with the Secretary of State of Delaware effecting both the name change and the decrease in the number of authorized shares.  The full text of the Amendment to the Company’s Certificate of Incorporation reflecting the two changes is attached as Exhibit 3.1 to this report and is incorporated by reference herein.

On July 23, 2009, the Company issued a press release announcing the name change and  that the Company’s stock ticker symbol on the NASDAQ Global Market will be changed from “GAIT” to “PCGR”, effective at the commencement of trading on July 24, 2009.

A copy of the press release announcing the Company’s name change and the change in the Company’s stock ticker symbol is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Langer, Inc.

99.1	Press Release dated July 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2009

PC GROUP, INC.

By:	/s/ Kathleen P. Bloch
Kathleen P. Bloch
Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Number	Exhibit

3.1	Certificate of Amendment to the Certificate of Incorporation of Langer, Inc.

99.1	Press Release dated July 23, 2009.